UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2007

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 27, 2007, Marathon Oil Corporation ("Marathon") completed the sale of $750,000,000 aggregate principal amount of its 6.000% Senior Notes due 2017 and $750,000,000 aggregate principal amount of its 6.600% Senior Notes due 2037 (collectively, the "Notes"), which were sold pursuant to an underwriting agreement (the "Underwriting Agreement"). The Notes were issued under an Indenture dated February 26, 2002 between Marathon and The Bank of New York Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (the "Senior Indenture"). The Underwriting Agreement, the Senior Indenture and the forms of the Notes are included as exhibits to this current report and are incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated September 20, 2007 among Marathon and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters named therein.

4.1 Indenture dated February 26, 2002 between Marathon and The Bank of New York Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (incorporated by reference to Exhibit 4.4 to Marathon’s Registration Statement on Form S-3 filed with the SEC on July 26, 2007 (Reg. No. 333-144874)).

4.2 Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture, dated as of September 27, 2007, providing for the issuance of Marathon’s 6.000% Senior Notes due 2017 and 6.600% Senior Notes due 2037.

4.3 Form of Notes (included in Exhibit 4.2 above).

5.1 Opinion of Baker Botts L.L.P.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

September 27, 2007	By:	Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated September 20, 2007 among Marathon and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters named therein.
4.1	Indenture dated February 26, 2002 between Marathon and The Bank of New York Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (incorporated by reference to Exhibit 4.4 to Marathon’s Registration Statement on Form S-3 filed with the SEC on July 26, 2007 (Reg. No. 333-144874)).
4.2	Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture, dated as of September 27, 2007, providing for the issuance of Marathon’s 6.000% Senior Notes due 2017 and 6.600% Senior Notes due 2037.
4.4	Form of Notes (included in Exhibit 4.2 above).
5.1	Opinion of Baker Botts L.L.P.